UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AMERICAN WELL CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN WELL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V46357-P04358 You invested in AMERICAN WELL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 18, 2024. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Your Vote Counts! AMERICAN WELL CORPORATION 2024 Annual Meeting Vote by June 17, 2024 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 18, 2024 10:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMWL2024 *Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect three Class II directors to serve until the 2028 annual meeting of stockholders 01) Mr. Stephen Schlegel 02) Dr. Delos (Toby) Cosgrove 03) Ms. Rivka Goldwasser For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 For 3. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the compensation discussion and analysis and the related compensation tables and narrative disclosure in the Company’s proxy statement For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71679-P27990

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect three Class II directors to serve until the 2028 annual meeting of stockholders 01) Mr. Stephen Schlegel 02) Dr. Delos (Toby) Cosgrove 03) Ms. Rivka Goldwasser For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 For 3. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the compensation discussion and analysis and the related compensation tables and narrative disclosure in the Company’s proxy statement For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71679-P27990